Prepared For: Investor Relations (NASDAQ: CHDN) May 20-21, 2013 Bill Mudd, Executive VP & CFO Mike Anderson, VP Finance & Investor Relations 4th Annual Gaming & Hospitality Conference Wells Fargo Securities Las Vegas, NV

Forward-Looking Statements This document contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: ["anticipate,"] ["intend,"] ["plan,"] ["goal,"] ["seek,"] ["believe,"] ["project,"] ["estimate,"] ["expect,"] ["strategy,"] ["future,"] ["likely,"] ["may,"] ["should,"] ["will"] and similar references to future periods. Forward-looking statements are statements that include guidance relating to net income and net income per share, expected operating results, our belief that we have sufficient liquidity to fund our business operations, expectations of the effect on our financial condition of claims, litigation, environmental costs, contingent liabilities and governmental and regulatory investigations and proceedings, strategy for customer retention, growth, product development, market position, financial results and reserves, and strategy for risk management. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward- looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, investors should not rely on any of these forward-looking statements, but instead should refer to statements included in reports filed by the Company with the Securities and Exchange Commission. Any forward-looking statement made by us in this document is based only on information currently available to us and speaks only as of the date on which it is made. Churchill Downs Incorporated undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. 2

Churchill Downs Incorporated operates in three distinct segments

We are a diversified Racing, Gaming, & Online Entertainment Company twinspires

1 Racing

($millions)	2012A	1Q 2013
Revenue	$302	$28
EBITDA	$50.3	(a- ($11.8)
EBITDA Margin	17%	(42%)

- Consists of 4 race tracks that conducted 381 days of live racing in 2012, 395 live racing days projected for 2013, majority of racing occurs in 2Q, 3Q & 4Q
- Includes longest continuously held annual sporting event in the U.S., the "Kentucky Derby", 139 consecutive years
- Growth driven by Oaks & Derby innovations, new seating venues, Night Racing events and productivity ("cost out") initiatives

(a – excludes $0.4 mil. net insurance gains

2 Gaming

($millions)	2012A	1Q 2013
Revenue	$223	$72
EBITDA	(b- $61.3	$20.8
EBITDA Margin	27%	29%

- Consists of 5 existing operations with ~3,400 slots, 33 tables, 36 poker tables, 185 hotel rooms, & ~775 video poker machines
- Acquired Riverwalk Casino in mid-Oct 2012 which will add ~$19 mil. in annual EBITDA
- Developing a $272 mil. Racing & Gaming facility as part of 50/50 JV near Lebanon, OH, scheduled to open in December 2013
- Announced pending acquisition of Oxford Casino in Maine casino for $160 mil. – expected to close in 4Q 2013

(b – excludes $6.5mil. net insurance gains

3 Online Business

($millions)	2012A	1Q 2013
Revenue	$183	$43
EBITDA	$40.3	$10.4
EBITDA Margin	22%	24%

- Consist of Twinspires.com, the largest legal Online gaming platform in the U.S. (pari-mutuel wagering "ADW" company)
- $860 mil. in wagering "handle" in 2012; up +11% Y/Y over 2011; Q1 2013 handle down (3)% Y/Y, driven by loss of IL handle
- Segment includes "Luckity.com" recently launched in 4Q12, equity investment in HRTV and Velocity– high volume int'l customer focus
- Positioned to participate in Online Poker if legalized with the Bluff brand

CHURCHILL DOWNS INCORPORATED

Racing Operations: We own 4 premier Thoroughbred Racetracks

Our debt and equity is back-stopped with valuable real estate

Arlington International Racecourse



- 336 acres in western Chicago suburb, Arlington Heights
- Operates 10 OTB's
- 20 minutes form O'Hare airport
- Metra commuter train stop on property - easy access to other suburbs & Chicago
- Rich history with the "Arlington Million"

Churchill Downs Racetrack



- Home of the Kentucky Oaks and Kentucky Derby
- 147 acres in Louisville, KY
- National historic landmark
- 139 consecutive years of iconic international event
- Night racing series beginning in 2009

Calder Race Course



- 231 acres in Miami Gardens, FL with convenient access off Florida Turnpike
- Sits adjacent to Sun Life Stadium – home of the NFL's Miami Dolphins
- Conducts ~150 live racing days each year

Fair Grounds Race Course



- 145 acres in New Orleans, LA
- Network of 12 OTB's
- Video poker machines in 10 of the OTB's
- Home of the "Louisiana Derby"
- New Orleans Jazz Festival host since 1972

4

CHURCHILL DOWNS INCORPORATED

5 Racing Operations EBITDA has grown despite industry declines Revenues EBITDA 2012 v 2010 (2)% +43%  Wagering on U.S. Thoroughbreds in 2012 was up 1% Y/Y, first total year increase since 2006 - 2012 U.S. Industry still down 20% from 2008 according to The Jockey Club Online Fact Book - April 2013 YTD industry handle down 2% on 4% fewer live race days  Despite Industry weakness, Racing Operations EBITDA has grown consistently driven by the strength of The Kentucky Derby, innovations like Night Racing, and a focus on cost productivity Derby Week, Night Racing & Productivity have increased margin rates ($ in millions) $(20.0) $- $20.0 $40.0 $60.0 $80.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2010 2011 2012 Racing Operations profitability is driven by The Kentucky Oaks & Derby Note: EBITDA excludes net insurance recoveries and IL Horse Racing Equity Trust Fund proceeds in both charts  The Kentucky Derby always occurs on “The First Saturday of May” (our 2nd quarter)  Derby Week Profitability has proven resilient through economic cycles, up ~ $20 mil. over the last four years - 2010 EBITDA up $3.4 mil. Y/Y - 2011 EBITDA up $6.4 mil. Y/Y - 2012 EBITDA up $5.4 mil. Y/Y - 2013 EBITDA projected up $4.5 -$6.5 mil Y/Y $49.4 $58.8 $65.4 $(12.9) $(12.6) $(11.5) Racing Operations EBITDA by Quarter EBITDA Margin % (8)% (3)% $(11.8) 2013 $35.1 $44.4 $50.3 2010 2011 2012 $308 $299 $302 11% 15% 17% ($11.5) ($11.8) $30 $28 1Q ‘12 1Q ‘13 Y/Y

The Kentucky Oaks & Derby profits come from many sources

A significant portion of Derby Week Profits happen before the event takes place


Sources of Derby Week Profitability
(Illustrative Approximations)
Premium Tickets / Other
Wagering, net of purses & pari-mutuel taxes
Sponsorships
TV / Radio Licensing
F&B, Merchandise, Parking, Programs
General Admissions

- Premium tickets is the largest EBITDA contributor to profitability
  - ~55,000 reserved seats sold in advance, typically sold out in the early part of the year
  - Includes 77 permanent suites which are under 3 to 7 year contracts with staggered expirations
  - A significant % of seats are committed under long term personal seat licenses (PSLs)
  - Demand for premium tickets exceeds supply
  - Attendance set all-time records in both 2011 & 2012, near record in 2013 for Kentucky Oaks
  - New high-end seating venues added in 2013 with the "Mansion" and "Plaza Balcony"
- Wagering profits are impacted by the weather and the strength of the field (a strong favorite hurts wagering)
- NBC Sports TV agreement was renewed in 2011
  - 5 year agreement expires after the 2015 Derby
  - Increased economics compared to the prior deal
  - 2013 was the 2nd most watched Derby in 24 years
  - Only annual sporting event that draws more female viewers (52%) than male
- Yum! Brands presenting sponsor agreement renewed in 2011
  - 5 year agreement expires after the 2015 Derby
  - Increased economics compared to the prior deal
- Longines, Swiss watchmaker, expands relationship as Entitlement Partner of the Kentucky Oaks in 2013

6

CHURCHILL DOWNS INCORPORATED

Kentucky Derby continues economic growth / popularity

2013 Derby Week results prove the resiliency and brand power of this iconic entertainment event

- Record Derby Week EBITDA for the fourth consecutive year, projected range of $4.5 to $6.5 mil. growth in EBITDA
  - Kentucky Derby Week EBITDA has increased ~ $20 mil. over the past 4 years
  - Despite dismal weather on both Opening Night and Derby Day, Derby Week economics still strong with all-sources wagering up 2% over 2012 to record $258.5 mil.
  - New high-end seating venues added in 2013 with the "Mansion" and "Plaza Balcony"
  - Second-highest all-sources wagering on Derby Day



331
360
351
332
$226.7
$231.9
$253.6
$258.5
Derby Week Attendance (thousands)
Derby Week Wagering (millions)
2010
2011
2012
2013
Derby Week Stats

- Kentucky Oaks records 2nd highest attendance, record all-sources wagering up 15% Y/Y
  - Longines, Swiss watchmaker, expands relationship as Entitlement Partner of the Kentucky Oaks in 2013



- Television ratings 2nd highest since 1989
  - 16.2 million viewers is up 9% from 2012, up 12% from 2011
  - Only annual sporting event that draws more female viewers than male, 52% of viewers were women



NBC Telecast Viewership (in millions)
14.6
13.6
12.9
13.7
14.2
16.1
16.5
14.5
14.8
16.2
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

7

CHURCHILL DOWNS INCORPORATED

8 Sports League Number of Teams Enterprise Value ($B) EBITDA ($ millions) EV / EBITDA (multiple) 30 $18.2 $432 ($14.4 Avg./Team) 42.0x 32 $33.2 $979 ($30.6 Avg./Team) 33.9x 30 $11.8 $175 ($5.8 Avg./Team) 67.4x 30 $7.2 $127 ($4.2 Avg./Team) 56.9x 9 $1.3 $58 ($6.4 Avg./Team) 22.0x Total 131 $71.6 $1,770 ($13.5 Avg. / Team) 40.4x What is The Kentucky Oaks & Derby worth? Source: Forbes.com Date: Various – Late 2011 to Mid 2012 Enterprise Value: Based on current arena deal, unless new arena deal is pending Based on other professional sports valuations, The Kentucky Derby is under-valued at Regional Gaming multiples

Gaming: Our properties are relatively new and in mature markets

Growing our Gaming Business thru development and acquisitions

Calder Casino



- Located in Miami Gardens Florida, near Sun Life Stadium
- Greenfield construction, opened January 2010
- 1,207 Slot Machines
- 29 Poker Tables

Harlow's Casino & Resort & Spa


Casino and Resort

- Acquired in December 2010 for $138 million
- 821 Slot Machines
- 15 table games & poker room
- 105-room attached hotel (50% rooms renovated in 2012)
- $15 million in renovations grand opening of new amenities in January 2013

Fair Grounds Slots & Video Poker



- Greenfield construction at the racetrack, opened November 2008
- Located in New Orleans, LA
- 625 slot machines
- 12 Off Track Betting facilities operate ~775 Video Poker Machines

Riverwalk Casino Hotel



- Acquired in October 2012 for $145.6 million
- Located in Vicksburg, MS
- 736 slot machines
- 18 table games
- 80-room attached hotel

9

CHURCHILL DOWNS INCORPORATED

Gaming EBITDA growth driven by greenfield development & acquisitions

Acquisition & development focused on ROI

($ in millions)



Revenues
EBITDA Margin %
EBITDA
$142
20%
$28.5
$213
27%
$56.6
$223
27%
$61.3
$59
33%
$18.9
$72
29%
$20.8
Y/Y%
+21%
+10%
2010
2011
2012
1Q 2012
1Q 2013

Note: EBITDA excludes net insurance gains



Number of Gaming Positions at Year-End
1,400
3,500
3,500
4,300
6,700
2009
2010
2011
2012
2014

Note: positions as indicated in the 10-K for 2009-2012; 2014 assumes our OH property opens with 1,600 machines and our acquisition of Oxford Maine property adds approx. 800 machines

- Fair Grounds permanent gaming facility opened October 2008 with ~600 machines
- Calder Casino opened in January 2010 with ~1,200 machines and 29 poker tables
- Acquired Harlow's Resort & Casino in December 2010 (facility opened in Nov 2007)
  - Our first non-racing casino
  - ~900 slots & 15 table games, 105-room hotel
- Ohio JV project with DNC - completed purchase of Lebanon OH facility in Dec 2012
- Construction of $272 mil. racing & gaming facility between Cincinnati & Dayton OH underway – expected to open Dec 2013
- Acquired Riverwalk Casino Hotel in October 2012 (facility opened in Oct 2008)
  - 723 machines, 18 tables, 80-room hotel
- Announced pending acquisition of Oxford Casino in Oxford, Maine for $160 mil.
  - 790 slots & 22 table games
- "Younger" gaming assets require less maintenance-related cap-ex

10

CHURCHILL DOWNS INCORPORATED

11 2013 Gaming EBITDA expected growth driven by Riverwalk acquisition Newest property in Vicksburg with a superior design and high quality amenities  Acquired Riverwalk Casino Hotel in Vicksburg, MS in October 2012 for $145.6 million - Expected to add approximately $55 million in revenue, $19 million in EBITDA, and $10 million in free cash flow annually - Transaction price was ~7.4x trailing twelve months EBITDA; including tax benefits the multiple is approximately 6.4x  Constructed on 22 acres of land and opened in October 2009 with the following amenities: - 25,000 Square foot gaming floor with 736 slots & 18 table games - 80-room, 5-story hotel attached to the gaming floor - 220-seat Magnolia Hill Buffet, 102-seat Rocky’s casual grill as well as casino bar and a private VIP Lounge - 750 parking spots including a 325-space covered parking garage - One of only two Mississippi River Casino properties that did not close during the 2011 record flooding  Consistently grown market share since opening due to its easy-to-navigate single-level gaming floor, superior design aesthetic and marketing programs  Positioned less than 1 mile from Interstate 20, a major thoroughfare across Mississippi and Louisiana

12  New event center focuses on attracting meeting groups, local VIP entertainment, family reunions, weddings and attracting new gaming guests  $15 million construction project complete, multi-purpose event center and buffet opened in December 2012, Official Grand Opening for all other areas was January 25, 2013  Renovations include the following amenities: - Buffet area - Steakhouse - Business center - Spa facility - Fitness center - Outdoor Pool - Multi-purpose event center Updated amenities will hopefully allow Harlow’s to pull customers from a farther distance and return property to pre-flood performance levels Harlow’s has new amenities in 2013

13 2014 Gaming EBITDA growth driven by new Ohio Gaming & Racing Facility Partnering with Delaware North on a $272 million development in an attractive gaming market  Q1 2012 – announced a Joint Venture (“JV”) with Delaware North Companies (“DNC”) to purchase Lebanon Raceway license in Ohio to develop a new Video Lottery Terminal (“VLT”) facility and harness racetrack  JV’s applications to Ohio Lottery Commission and Ohio State Racing Commission were approved in December 2012 (Lottery license remains subject to completion of corporate and individual suitability reviews)  JV Closed on the purchase of Lebanon Raceway on December 21, 2012; Construction began in early 2013 on a new gaming & racing facility located near exit 29 off I-75 between Cincinnati and Dayton, scheduled to open in Dec 2013  $272 mil. total investment will be split evenly (50/50) with partner, DNC (previous estimate was $285 mil.)  $60 mil. purchase price includes $10 mil. cash (paid in Dec 2012) and $50 mil. sellers note (with 6 year payback schedule beginning with 1st coin drop) - plus $10 mil. contingent payment to sellers based on performance  $50 mil. license fee includes 3 installments - $10 mil. upon license approval (paid in Dec 2012), $15 mil. upon first coin drop (expected Dec 2013) and $25 mil. on 1-year anniversary of first coin drop  $162 mil. construction cost of gaming & racing facility including cost of VLT machines (former est. $175 mil. )  CDI invested $23.4 mil. in JV through March 2013, remaining share of investment to be funded by existing credit facility

14 Pending Gaming Acquisition in Oxford, Maine Announced purchase agreement to acquire Oxford Casino in Oxford, Maine  March 2013 – announced pending acquisition of Oxford Casino for total consideration of approx. $160 mil.  Oxford Casino, which opened in June 2012, is located approximately 35 miles northwest of Portland, OR  Completed an expansion of its gaming floor in Oct 2012 bringing total slot machines to 789 and 22 table games Opened Gaming sq. ft. Slots Tables Initial Phase June 2012 16,000 529 12 Expansion September 2012 9,000 260 10 Current 25,000 789 22  Transaction price represents projected 7.5x EBITDA multiple (based on CDI’s projections)  Expected to be immediately accretive to EPS and provide annual cash flow of approx. $12.5 mil.  Subject to CDI successfully obtaining gaming license from the Maine Gaming Control Board and other customary closing conditions, subject to $8 mil. termination fee if certain closing conditions are not satisfied  Expected to close in the 4th quarter 2013

15 Illinois & Kentucky provide future gaming growth options Gaming expansion is currently a major topic of political discussions in both states  Attractive location - Approximately 25 miles from downtown Chicago - Train station on property - ~9 miles from Des Plaines Casino ($759 win per unit in 2011 according to Wells Fargo research)  General Assembly passed gaming expansion, SB 1849, in May 2012 sponsored by Rep. Lou Lang  SB 1849 would have allowed 5 new casinos, including one in Chicago and permit slot machines at racetracks  Bill would have allowed for Class III gaming at racetracks including 1,200 at Arlington Park  Governor Quinn vetoed the bill in August 2012 over the absence of strict ethical standards and comprehensive regulatory oversight including a ban on campaign contributions from licensees  Compromise legislation that addresses the majority of Gov. Quinn’s concerns, SB 1739, passed the IL Senate on May 1, 2013, with 32 votes. This legislation closely resembles SB 1849, with the addition of tighter regulatory oversight, ethical standards, and a ban on campaign contributions. Conversations between House, Senate and Gov. are ongoing and we are optimistic that this legislation will pass this session Arlington Park Churchill Downs  Historic location, huge visitor destination and an iconic brand - Approximately 5 miles from downtown Louisville - ~20 miles from Caesar's Horseshoe Sothern Indiana property (~$270 million of gaming win per Wells Fargo Research)  Senate President David Williams accepted a judicial appointment on October 26th, removing the long time opponent of gaming from the political process  Polling in early 2012 indicated 87% favor a public vote on expanded gaming with 64% saying they would vote in favor  Spectrum gaming released a study dated January 17, 2012 showing Churchill Downs location annual revenues could exceed $250 million  The Kentucky Constitution requires that the Kentucky General Assembly pass a Constitutional Amendment with 60% approval in both the House & Senate  Budgetary concerns are putting additional pressure on the Kentucky General Assembly to enact expanded gaming legislation. CDI is working to build the requisite support ahead of the 2014 session. Should we be successful in passing an amendment, it would then be subject to a vote of the public in November 2014

Online Business has grown organically as customers shift wagering behavior

The Online channel is growing despite industry declines

($ in millions)


Revenues
EBITDA Margin %
EBITDA
$121
14%
$17.2
2010
$165
23%
$37.7
2011
$183
22%
$40.3
2012
2012 v 2010
+51%
+134%
$43
24%
$10.4
1Q 2012
$44
24%
$10.4
1Q 2013
Y/Y%
(3)%
- %

Twinspires.com Handle Growth compared to U.S. Industry Growth


3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
11.6%
13.6%
9.8%
13.6%
8.4%
7.9%
7.3%
4.2%
15.0%
15.2%
13.4%
10.6%
4.3%
4.5%
(a-
-7.4%
1.4%
5.4%
-0.2%
2.2%
-3.6%
-2.8%
Y/Y Industry Handle
Y/Y Twinspires Handle
Twinspires vs Industry

Sources: Twinspires.com growth 10-Q/10-K; Industry: equibase.com

(a- excluding impact of IL handle loss for both 1Q13 &1Q12, reported results show 3% decline Y/Y per Form 10-Q for 1Q13

- Online wagering has grown ~8% to ~14% faster than the industry through 4Q 2012, as customers continue to shift wagering channels due to convenience, accessibility and ease of use
- In Q1 2013, Twinspires.com stopped taking wagers from IL customers as online wagering legislation expired. Excluding IL handle for both periods, online handle increased 4.5% - outpacing industry by 7.3%
- Currently working with IL legislators to get a new bill passed to resume wagering online
- CDI well positioned to continue growing & gaining market share from better technology, innovation and ability to offer integrated data

2012 Wagering by Location


~20.3% wagered online
~68.3% is wagered somewhere else
~11.4% wagered On-Track where live race is held

Source: Online (ADW) handle from Oregon Racing Commission and SEC filings, Industry: The Jockey Club

16

CHURCHILL DOWNS INCORPORATED

Luckity leverages our Twinspires platform to attract new customers

Luckity is like nothing else in the U.S. legal online gaming market today

Luckity.com
Real Fun. Real Cash.

- Luckity is a mobile and online gaming platform that offers fun games with the opportunity to win real money
  - Outcomes of games are based on and determined by live horse races
  - Technology is based on Twinspires advanced deposit wagering platform
  - Patent protected (pending)
- Luckity is permissible under the Interstate Horseracing Act and is licensed by the Oregon Racing Commission
- Launched November 1, 2012 with 25 unique games
- Targeting social, casino and lottery game players
- Focused on product quality initially with our customers, looking to make games more interactive and appealing while filling the time gap between customer plays and game results
- Significant marketing of product will occur after further product enhancements are achieved

How It Works

<u>Step 1</u>:
Customer plays one of many Luckity games

<u>Step 2</u>:
Game play is mapped to pari-mutuel wagering pools

<u>Step 3</u>:
Live horse race generates results and real cash prizes

<u>Step 4</u>:
Customer account is credited with real cash winnings based on actual payouts from pari-mutuel pools


Shake N Win
Pick 4
Beach Blitz
X Marks The Cash
Color Wheel
Fruit
Spin
Hit 4 Cash
Lucky$ilks

Number Selection ↓ Game Results ↑

Luckity.com Pari-Mutuel Engine

Wagers Placed ↓ Wager Results ↑

<u>Horse Races</u>



17

CHURCHILL DOWNS INCORPORATED

18 Proven ability to grow Revenues & EBITDA $80.4 $138.5 $144.5 $585 $697 $732 -50 50 150 250 350 450 550 650 750 0 20 40 60 80 100 120 140 160 180 200 2010 2011 2012 $152 Revenues EBITDA  All three segments showed EBITDA growth in 2012 (excluding net insurance gains & IL Horse Racing Equity Trust Fund proceeds): - Racing Operations up 13% - Derby sets another record, +$5.4 million - Gaming up 8% - Online Businesses up 7%  1Q 2013 revenues and EBITDA up 7% and 11%, respectively (net of insurance gains): - Driven by Riverwalk Casino acquisition (4Q ‘12) - Racing Ops negative impact by less IL host days - Online Business impacted by loss of IL ADW -  ~$420 million in cash spent on acquisitions (net of acquired cash) and greenfield developments since 2009 (excludes pending Oxford Casino acquisition): - $80 mil. on Calder Casino - $32 mil. on Youbet.com acquisition - $136 mil. on Harlow’s acquisition - $7 mil. on Bluff Media acquisition - $23 mil. on Lebanon Raceway JV - $146 mil. on Riverwalk Casino Hotel - $160 mil. pending acquisition of Oxford Casino  Strong free cash flow generation allows for rapid debt reduction following acquisitions - Maint cap-ex has been limited to <$20 mil. last several years - Leverage / coverage ratios among industry best Strong earnings & cash performance allows for future growth investments ($ in millions) EBITDA Margin % 20% 14% 20% (a - $19.3 mil. from IL horse race equity trust fund, and $1.0 mil. In net insurance gains (b - $7.0 mil net insurance gains (a- $15.8 $17.5 $138 $148 0 20 40 60 80 100 120 140 160 180 200 1Q 2012 1Q 2013 +7% +11% Y/Y% 22% 22% (c- (d- (c - $1.5 mil. net insurance gains (d - $0.4 mil. net insurance gain $159 (b- $45.1 $158.2 $127.2 0 20 40 60 80 100 120 140 160 180 2010 2011 2012 Total Debt $265 $128 $210 Total Debt/EBITDA 3.0x 0.7x 1.3x Note: Debt/EBITDA metrics shown do not include pro-forma credit for acquisitions We generate significant Free Cash Flow (“FCF”) Cash Flows from Operating Activities less Maintenance Cap-ex 11% 12% $17.3 $17.9

19 Recent actions provide greater flexibility for borrowing / stock repurchase Amended bank facility adds credit capacity, stock repurchase plan adds option for use of free cash  CDI Board of Directors approved April 2013, subject to state regulatory approvals  Received final state regulatory approval on May 16 and closed on the amended credit facility on May 17 (effective date)  Amended Revolving Credit Facility includes: - Increase in borrowing capacity from $375 mil. to $500 mil. - Five year tenor – maturing May 2018 - Includes an accordion feature which, if exercised, could increase borrowing capacity by additional $225 mil. - LIBOR-based interest rates plus “spread” based on Company’s total leverage ratio (1.125% to 3.0% spread)  New two-tiered leverage ratio covenant: - 3.5x senior secured leverage max - 5.0x total leverage max (provided that minimum adjusted EBITDA is maintained – otherwise 4.5x total leverage)  Interest coverage ratio covenant - >3.0 to 1 times  Reduced pricing schedule for outstanding borrowings and commitment fees across all leverage pricing levels Amended Revolving Credit Facility Stock Repurchase Plan  CDI Board of Directors approved April 2013  Stock Repurchase Plan includes: - Authorization up to $100 mil. to repurchase CDI stock - Plan expires on December 31, 2015 - Open market purchases (10b-18 or 10b5-1) , privately negotiated transactions allowed  Funding of any repurchases will be made using available cash or borrowings under revolving credit facility  Stock Repurchase Plan provides: - Another tax efficient way to return capital to shareholders - Ability to offset the dilutive effect of share-based compensation plans - Viable and accretive option for use of free cash flow - Ability to buy back stock if undervalued by the market

20 Investment Rationale Summary  Disciplined, Shareholder-Focused Management Team - Diverse backgrounds with multi-industry, technology and international experience - Proven record of capital allocation, revenue & earnings growth  Diversified portfolio of Racing, Gaming, Online Entertainment Businesses - Largest legal Online gaming platform in the U.S. (Twinspires.com), showing organic growth - Iconic Kentucky Oaks & Derby Brands continue to set all-time records - Four premier Thoroughbred Race Tracks - ~4,300 gaming positions at four casinos and 10 OTBs, Ohio JV adds ~1,600 more in 4Q 2013, Oxford acquisition adds ~800 more in 4Q 2013  Significant Growth Opportunities / Pipeline - Organic growth in our Online business as customers shift wagering behavior - Organic growth with the Kentucky Oaks & Derby as we develop new high-end seating - ~$160 million pending acquisition of Oxford Casino in Oxford, Maine – expected to close in 4Q 2013 - ~$272 million JV racing & gaming development near Lebanon, Ohio – to open 4Q 2013 - Luckity.com a mobile and online social game that pays real money - Options on gaming expansion in Illinois and Kentucky - Positioned to participate in U.S. online poker upon legalization - Low leveraged balance sheet improves ability to repurchase shares or make accretive acquisitions  Strong Financial Position - Strong balance sheet, backstopped with valuable real estate - Disciplined maintenance capital spending - Derby and Online businesses, in particular, deliver strong free cash flow

21 Appendix

22 Reconciliations Reconciliation to reported results ($ in millions) 2011 2012 2011 2012 2011 2012 Actual Actual Actual Actual Actual Actual EBITDA as reported in Form 10-K 64.3$ 50.8$ 57.0$ 67.8$ 158.7$ 151.5$ Less: Illinois Horse Racing Equity Trust proceeds recognized in 3Q11 19.3 19.3 Less: net insurance gains for tornado damage at Churchill Downs in 3Q11 0.6 0.6 Less: net insurance gains for windstorm damage at Harlow's in 2Q11 0.4 0.4 Less: net insurance gains for flood damage at Harlow's in 1Q12 1.5 1.5 Less: net insurance gains for flood damage at Harlow's in 2Q12 5.0 5.0 Less: net insurance gains for hail storm damage at Churchill Downs in 4Q12 - 0.5 - - - 0.5 Less: net insurance gains for hail storm damage at Churchill Downs in 1Q13 EBITDA as presented 44.4$ 50.3$ 56.6$ 61.3$ 138.4$ 144.5$ Q1 2013 Q1 2012 Q1 2013 Q1 2012 Q1 2013 Q1 2012 Actual Actual Actual Actual Actual Actual EBITDA as reported in Form 10-Q (11.4)$ (11.5)$ 20.8$ 20.4$ 17.9$ 17.3$ Less: net insurance gains for hail storm damage at Churchill Downs in 1Q13 0.4 0.4 Less: net insurance gains for flood damage at Harlow's in 1Q12 1.5 1.5 - EBITDA as presented (11.8)$ (11.5)$ 20.8$ 18.9$ 17.5$ 15.8$ Total Churchill Downs Inc. Racing Operations Gaming Total Churchill Downs Inc. Racing Operations Gaming

23 Bill Carstanjen, President & COO Bob Evans, Chairman & CEO Alan Tse, EVP & General Counsel Bill Mudd, EVP & CFO  CEO since 2006  Diverse background – strategy consulting, software, private equity  Technology-focused  Led CDI’s diversified growth strategy  President and COO, 7 years with CDI  M&A background with Cravath, Swaine & Moore LLP and GE  Previously led legal and development teams  Formerly GE Capital  Columbia Law School  CFO since 2007  15 year multi-industry, multi-business background with GE  International experience  Leads strategic, finance and development teams  General Counsel since 2011  Oversees all legal, corporate governance and compliance  Former GC for LG Electronics MobileComm USA  Background in technology-focused industries  Harvard Law School Shareholder-Focused Management Team